Subsequent events	6 Months Ended
Jun. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Curadigm SAS Merger

Curadigm SAS, an affiliate fully owned by Nanobiotix, has been merged into our main entity Nanobiotix SA with retroactive effect for financial accounting purposes from January 1, 2024. This merger is intended to rationalize the organization, accompany Nanobiotix strategy evolution and streamline operations.
Nomination of two observers to the Supervisory Board

On September 4th 2024, Nanobiotix announced the appointment of two new observers to the Supervisory Board, These nominations will be submitted for ratification to the next Nanobiotix shareholders’ meeting.

Equity Line Kepler Cheuvreux

The existing equity line, expiring on September 15, 2024 is subsequently no longer effective at the date of the filing date.